Exhibit 10.25.1

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

SECOND AMENDED AND RESTATED

CRUDE OIL GATHERING AGREEMENT

SECOND AMENDED AND RESTATED

AGREEMENT ADDENDUM 02

NORTHERN COLORADO

This SECOND AMENDED AND RESTATED AGREEMENT ADDENDUM 02 (this “Agreement Addendum”) (a) shall be effective as among the Persons named below as “Producer” and “Midstream Co” as of the date specified below as the “Effective Date,” (b) incorporates the Second Amended and Restated Agreement Terms and Conditions Relating to Crude Oil Gathering Services (the “Agreement Terms and Conditions”), which were last amended effective as of March 31, 2016, and recorded in the real property records of Weld County, Colorado, on              as             , and (c) together with the Agreement Terms and Conditions, shall constitute one contract and shall be the Agreement of the Parties. Except as otherwise set forth herein (i) all terms shall have the meanings assigned to such terms in the Agreement Terms and Conditions, and (ii) all references to Exhibits, Appendices, Articles, Sections, subsections and other subdivisions refer to the corresponding Exhibits, Appendices, Articles, Sections, subsections and other subdivisions of or to the Agreement Terms and Conditions.

Producer desires to contract with Midstream Co for Midstream Co to provide the Services utilizing the Individual System, and Midstream Co desires to provide the Services to Producer, on the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements in this Agreement, Midstream Co and Producer hereby agree as follows:

Producer	Noble Energy, Inc., a Delaware corporation

Midstream Co	Colorado River DevCo LP, a Delaware limited partnership

Parties	The term “Party” or “Parties” shall refer to the Producer and Midstream Co identified in this Agreement Addendum

Effective Date	March 31, 2016

Agreement Addendum 02 – Page 1

Second Amended and Restated Crude Oil Gathering Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Dedication Area	The area in Northern Colorado including (but not limited to) the East Pony integrated development plan area, as such area was defined by Producer on the Effective Date, and which consists of the following areas within Weld County, Colorado

Township	Range	Sections
T8N	R59W	ALL
T8N	R60W	ALL
T8N	R61W	ALL
T8N	R62W	ALL
T9N	R58W	ALL
T9N	R59W	ALL
T9N	R60W	ALL
T9N	R61W	ALL
10N	58W	19-36 (also known as S/2)
8N	58W	1-18 (also known as N/2)

Except and excluding the wells, leases and other acreage described in the property exhibits attached to the Releases of Dedication.

Individual Fee	$[**]/Bbl

Additional Revisions
NONE

Agreement Addendum 02 – Page 2

Second Amended and Restated Crude Oil Gathering Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Notices and Payments
Notice Address – General Matters & Correspondence

Midstream Co:

Midstream Co

c/o Noble Midstream Services, LLC

1001 Noble Energy Way

Houston, TX 77070

Attention:       Chief Financial Officer

                       John F. Bookout, IV

Telephone:     (832) 639-7134

Email:            John.Bookout@nblenergy.com

Producer:

Noble Energy, Inc.

1625 Broadway, Ste 2200

Denver, CO 80202

Attention:       Director of USO Finance,

                       Gerald Free

Telephone:     (303) 228-4174

Email:            Gerald.Free@nblenergy.com

Notice Address – Operational Matters

Midstream Co:

Midstream Co

c/o Noble Midstream Services, LLC

1001 Noble Energy Way

Houston, TX 77070

Attention:       Chief Operating Officer

                       John C. Nicholson

Telephone:     (281) 876-6186

Email:            John.Nicholson@nblenergy.com

Producer:

Noble Energy, Inc.

1625 Broadway, Ste 2200

Denver, CO 80202

Attention:       Vice President – DJ Business Unit

                       Mark Patteson

Agreement Addendum 02 – Page 3

Second Amended and Restated Crude Oil Gathering Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Notice Address – Force Majeure and Marketing interruptions

Midstream Co:

Midstream Co

c/o Noble Midstream Services, LLC

1001 Noble Energy Way

Houston, TX 77070

Attention:       Chief Operating Officer

                       John C. Nicholson

Telephone:     (281) 876-6186

Email:            John.Nicholson@nblenergy.com

Producer:

Noble Energy, Inc.

1625 Broadway, Ste 2200

Denver, CO 80202

Attention:       DeLynne Barrow

Telephone:     (303) 228-4222

Email:            Delynne.Barrow@nblenergy.com

Notice Address – Invoicing Matters

Midstream Co:

Midstream Co

c/o Noble Midstream Services, LLC

1001 Noble Energy Way

Houston, TX 77070

Attention:       Ian Dams

Telephone:     (832) 639-7406

Email:            ian.dams@nblenergy.com

Producer:

1001 Noble Energy Way

Houston, TX 77070

Attention:       Director of Revenue Accounting

                       John Nedelka

Telephone:     (281) 872-3120

Email:            John.Nedelka@nblenergy.com

Agreement Addendum 02 – Page 4

Second Amended and Restated Crude Oil Gathering Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Payments by Electronic Funds Transfer

Midstream Co:

ABA for wire: 021000021

ABA for ACH: 111000614

Account Number: 780161720

Account Name: Colorado River DevCo LP

Financial Institution: JP Morgan

Bank Swift: CHASUS33

Producer:

ABA/Routing Number: 021000021

Account Number: 08805135066

Account Name: Noble Energy, Inc.

Financial Institution: JP Morgan

Bank Swift: CHASUS33

Marketing Notice – Midstream Co	Attention: Oil Marketing Department Noble Energy, Inc. 1625 Broadway, Ste 2200 Denver, CO 80202

(End of Agreement Addendum 02)

Agreement Addendum 02 – Page 5

Second Amended and Restated Crude Oil Gathering Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in duplicate originals to be effective as of the Effective Date.

“Producer”

NOBLE ENERGY, INC.

By:	/s/ Gary W. Willingham
Gary W. Willingham
Executive Vice President

STATE OF TEXAS	)
) ss.
COUNTY OF HARRIS	)

The foregoing instrument was acknowledged before me this 26th day of April, 2016, by Gary W. Willingham, Executive Vice President of Noble Energy, Inc., a Delaware corporation, on behalf of said corporation.

/s/ Vickie L. Graham
Notary Public in and for the State of Texas

Agreement Addendum 02 – Signature Page 1

Amended and Restated Crude Oil Gathering Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

“Midstream Co”

COLORADO RIVER DEVCO LP By: Colorado River DevCo GP LLC By: Noble Midstream Services, LLC

By:	/s/ Terry R. Gerhart
Terry R. Gerhart
Chief Executive Officer

STATE OF TEXAS	)
) ss.
COUNTY OF HARRIS	)

The foregoing instrument was acknowledged before me this 26th day of April, 2016, by Terry R. Gerhart, Chief Executive Officer of Noble Midstream Services, LLC, a Delaware limited liability company, which is the sole member of Colorado River DevCo GP LLC, which is the general partner of Colorado River DevCo LP, a Delaware limited partnership.

/s/ Joanne Garner
Notary Public in and for the State of Texas

Agreement Addendum 02 – Signature Page 2

Amended and Restated Crude Oil Gathering Agreement